EXHIBIT 99.2


                              SEPARATION AGREEMENT


         THIS SEPARATION AGREEMENT AND RELEASE (the "Agreement") is made as of this 7th day of September, 2004, by and between CHAAS Holdings, LLC (the "Company") and Terence C. Seikel (the "Executive").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Executive has been employed by the Company and its subsidiaries pursuant to the terms and conditions of an employment agreement between the Executive and the Company, dated April 15, 2003 (the "Employment Agreement"); and

         WHEREAS, the parties desire to set forth their respective rights and obligations with respect to the Executive's continued employment with the Company and its subsidiaries and separation from the Company and its subsidiaries.

         NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties, intending to be legally bound, agree as follows:

         1. EMPLOYMENT STATUS.

            (a) The Executive's employment shall duly and effectively terminate on December 31, 2004 or such earlier date as determined in the sole discretion of Advanced Accessory Acquisitions, LLC, but in no event prior to 21 days after this Agreement is first given to the Executive (the "Separation Date"). During the Term, the Executive agrees to provide services to the Company and its subsidiaries in accordance with the terms of paragraph 1 of the Employment Agreement. During the Term, the Executive further agrees to cooperate with the Company and its subsidiaries to transition his duties to his successor.

Effective as of the Separation Date, the Executive's services to the Company and its subsidiaries shall terminate.

            (b) The Executive agrees to take all actions necessary to effectuate his resignation from all positions that he holds with the Company and its subsidiaries, the Board of Managers of the Company or board of managers or board of directors of any subsidiary of the Company or any other board or governing body to which he has been appointed or nominated by or on behalf of the Company or any of its subsidiaries effective on or before the Separation Date; PROVIDED that the Executive shall, at the request of the Company, retain his position as a member of the Board of Managers of the Company, subject to the right of the Company to remove the Executive from the Board, with or without cause at any time, and the right of the Executive to resign from the Board at any time.

         2. CONSIDERATION FOR THE AGREEMENT. In consideration of the obligations of the Executive herein:

            (a) The Company will continue to employ the Executive from the Effective Date (as defined in paragraph 8(b)) until the Separation Date (the "Term").

            (b) During the Term, the Executive shall be entitled to compensation pursuant to the terms and conditions set forth in paragraphs 3.1, 3.3, 3.4, 3.5,
3.6 and 3.7 of the Employment Agreement; provided that the Executive's base salary during the Term shall be $265,000.

            (c) The Executive's right to indemnification as an officer or director (or other comparable position) of the Company and its subsidiaries pursuant to the constituent documents of the Company and its subsidiaries and under applicable law shall continue to apply during the Term and thereafter while potential liability exists after the Term in the same amount and to the same extent, if any, as the Company covers its other officers and directors under its constituent documents.

            (d) No bonus shall be due for the 2004 calendar year, and except as set forth in this Agreement (including Section 2(b)), the Executive hereby acknowledges and agrees that he is not entitled to any other compensation, bonus, severance, fees, equity, or any other payment or benefits of any kind or description from the Company or any of its subsidiaries or continued employment during the Term.

         3. SEVERANCE AND THE SECOND GENERAL RELEASE. Provided that the Executive has not been terminated by the Company or its subsidiaries for Cause (as defined in the Employment Agreement) and has not resigned his employment for any reason prior to the Separation Date (it being understood and agreed that the Executive's execution of this Separation Agreement and any actions of the Executive prior to his execution of this Separation Agreement shall not be construed as a resignation by Executive), he shall be entitled to the following benefits set forth in this paragraph 3 subject to the terms and conditions of this paragraph 3:

            (a) SEVERANCE PAYMENTS. For a period of nine (9) months following the Separation Date, the Company agrees to pay or cause to be paid the Executive's base salary at the annualized rate of $265,000, less applicable withholdings for federal, state and local taxes in accordance with the regular payroll practices of the Company and his monthly car allowance equal to $1,250; provided that such payments shall not commence until after the Separation Effective Date (as defined in paragraph 3(f) below).

            (b) BENEFITS. The Executive's employee benefits shall cease on the Separation Date. After such time, the Executive may elect to continue group health coverage, subject to the terms of the plan, pursuant to the Consolidated Omnibus Budget Reconciliation Act, as amended ("COBRA"). For the period commencing on the Separation Date and ceasing on the earlier of (i) eighteen
(18) months from the Separation Date or (ii) the date the Executive obtains comparable coverage at a new employer, the Company shall pay the cost of the Executive's COBRA should the Employee elect COBRA to the extent the Company paid the costs of Executive's group health coverage during the Term.

            (c) STOCK BUYBACK. The Executive and the Company agree that on a date designated by the Company to the Executive, which date shall be on or before the Separation Effective Date, (i) the Executive shall sell and the Company (or its designee) shall purchase for an aggregate purchase price of $80,565.00 in cash, less any applicable withholding taxes required to be withheld under applicable law, the 805.65 vesting common units (the "Vesting Common Units") of the Company purchased by the Executive pursuant to that certain Management Subscription Agreement, dated as of April 15, 2003, and (ii) the Executive shall sell and the Company (or its designee) shall purchase for an aggregate purchase price of $231,019.00 in cash, less any applicable withholding taxes required to be withheld under applicable law, 2109.7985 of the vested preferred units of the Company currently held by the Executive (the "Repurchased Vested Preferred Units") and 200.3885 of the vested common units of the Company currently held by the Executive (the "Repurchased Vested Common Units"). The remaining equity interests of the Company currently held by the Executive, consisting of 2109.7985 of vested preferred units of the Company (the "Retained

Preferred Units") and 200.3885 of vested common units of the Company (the "Retained Common Units", and, together with the Retained Preferred Units, the "Retained Units") shall remain subject to the terms and conditions of the Second Amended and Restated Operating Agreement of the Company, as in effect from time to time (including the voting trust contained therein as it relates to the Retained Common Units) and the Rollover Securities Repurchase Agreement, dated as of April 15, 2003, by and between the Company and the Executive (as in effect from time to time). At the time of the purchase of the Vesting Common Units, the Repurchased Vesting Preferred Units and the Repurchased Vested Common Units, against payment of the purchase price therefore as described above, the Executive shall deliver to the Company (or its designee) the certificates (including voting trust certificates) representing the Vesting Common Units, the Repurchased Vesting Preferred Units and the Repurchased Vested Common Units accompanied by duly executed instruments of transfer conveying such securities and shall represent to the Company (or its designee) in writing that such securities are being transferred free and clear of all liens, encumbrances, rights of first refusal or offer or any other claims of third parties (including his spouse), other than rights granted under the Rollover Securities Repurchase Agreement and the Vesting Unit Repurchase Agreement.

            (d) ANNOUNCEMENT REGARDING DEPARTURE. Announcements to third parties regarding the Executive's separation from the Company and its subsidiaries shall be mutually agreed upon by the parties. Nothing in this paragraph shall prevent the Company or any of its subsidiaries from making any disclosure regarding the Executive's separation from the Company or any of its subsidiaries or the terms of this Agreement to comply with applicable laws, rules or regulations.

            (e) SECOND GENERAL RELEASE. The Executive agrees that, in consideration of the benefits set forth in paragraphs 3(a) through 3(d) herein, the Executive will execute the Second General Release Agreement in the form annexed hereto, no sooner than the Separation Date and no later than five (5) business days following the Separation Date. The Company shall have no obligation to commence or continue the payments set forth in paragraphs 3(a) through 3(d) herein until the Executive executes the Second General Release Agreement, returns it to the Company, and the revocation period set forth therein has expired without the Executive having revoked the Second General Release Agreement.

            (f) SEPARATION EFFECTIVE DATE. The Second General Release Agreement will become effective on the eighth (8th) day following the Company's receipt of the executed Second General Release Agreement (the "Separation Effective Date").

         4. RELEASE. The Executive agrees, in consideration of the obligations of the Company set forth in paragraph 2 herein, to which the Executive agrees he is not otherwise entitled without executing the Agreement, to release and discharge the Company, its parent companies, subsidiaries and affiliates, including but not limited to Advanced Accessory Acquisitions, LLC, Castle Harlan, Inc., and Castle Harlan Partners IV, L.P., and their present and former affiliates, affiliated funds, members, members of their boards, partners, directors, officers, shareholders, employees, agents, attorneys, successors and assigns (together, the "Released Parties"), from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever which the Executive, his heirs, executors, administrators and assigns has, or may hereafter have against the Released Parties or any of them arising out of or by reason of any cause, matter or thing whatsoever from the beginning of the world to the date the Agreement is executed, including, without limitation, any and all matters relating to the Executive's employment by the Company and the termination thereof, his employee benefits, the Employment Agreement and all matters arising under any federal, state or local statute, rule, regulation or principle of contract law or common law, including, but not limited to, claims arising under the Age Discrimination in Employment Act, 29 U.S.C. Section 621 ET SEQ., Title VII of the Civil Rights Act of 1964, 42 U.S.C. Section 2000e ET SEQ., the Fair Labor Standards Act, 29 U.S.C. Section 201 ET SEQ., the Employee Retirement Income Security Act of 1974, 29 U.S.C. Section 1001 ET SEQ., the Reconstruction Era Civil Rights Act, 42 U.S.C. Section 1981 ET SEQ., the Americans with Disabilities Act of 1993, 42 U.S.C. Section 12101 ET SEQ., the Family and Medical Leave Act of 1993, 29 U.S.C. Section 2601 ET SEQ., the New York State Human Rights Law, N.Y. Exec. Law Section 290 ET SEQ., the New York State Labor Law, N.Y. Labor Law Section 1 ET SEQ., the New York City Human Rights Law, N.Y.C. Admin. Code Section 8-107 ET SEQ., the Michigan Civil Rights Act, Mich. Comp. Laws Section 37.2101 ET SEQ., the Michigan Persons with Disabilities Civil Rights Act, Mich. Comp. Laws Section 37.1101 ET SEQ., and the Michigan Minimum Wage Law, Mich. Comp. Law Section 408.381 ET SEQ., all AS AMENDED. Notwithstanding the foregoing, the Executive does not waive any rights
(i) to enforce the terms of this Agreement, (ii) to indemnification pursuant to the constituent documents of the Company or any of its subsidiaries or under applicable law, (iii) to the Executive's vested benefits under any employee benefit plan, or (iv) to any rights of the Executive under the operating agreement of the Company (as in effect from time to time) or otherwise as it relates to the Retained Units.

         5. COOPERATION. During the Term and thereafter, the Executive agrees to make himself available to respond to reasonable requests by the Company or its subsidiaries for information concerning matters (including but not limited to litigation, general business issues, client relationships and any investigation or inquiry by any regulatory body having jurisdiction over the Company or its subsidiaries) involving facts or events relating to the Company or its subsidiaries that may be within his knowledge. The Executive shall not receive any further compensation for his cooperation with the Company or its subsidiaries pursuant to this paragraph.

         6. RESERVED.

         7. RESTRICTIONS AND OBLIGATIONS OF THE EXECUTIVE.

            (a) CONFIDENTIALITY. During the Term and at any time thereafter, the Executive agrees to be bound by the terms and conditions of paragraph 5.1 of the Employment Agreement. The Executive further agrees that he shall not, directly or indirectly, disclose, discuss or disseminate any information regarding the Company, any subsidiary of the Company, Castle Harlan Partners IV, L.P. or any of their respective affiliates or representatives to JP Morgan Partners or any of its affiliates or representatives concerning any matter that is or may be the subject of any dispute under the Securities Purchase Agreement, dated as of April 15, 2003, pursuant to which the Company acquired the equity interests of Advanced Accessory Systems, LLC, or any agreements related thereto or transactions contemplated thereby, except as required by applicable law; provided that Executive shall give the Company written notice of any attempt to compel such disclosure under applicable law as soon as reasonably practicable after the Executive becomes aware of such attempt.

            (b) NON-SOLICITATION OR HIRE. During the Term and for two (2) years thereafter, the Executive agrees to be bound by the terms and conditions of paragraph 5.2 of the Employment Agreement.

            (c) NON-COMPETITION. During the Term and for two (2) years thereafter, the Executive agrees to be bound by the terms and conditions of paragraph 5.3 of the Employment Agreement.

            (d) REPUTATION. During the Term and thereafter, the Executive and the Company agree to be bound by the terms and conditions of paragraph 5.4 of the Employment Agreement.

            (e) PROPERTY. During the Term and thereafter, the Executive agrees to be bound by the terms and conditions of paragraph 5.5 of the Employment Agreement.

            (f) WORK PRODUCT. During the Term and thereafter, the Executive agrees to be bound by the terms and conditions of paragraph 5.6 of the Employment Agreement.

         8. EFFECTIVE DATE.

            (a) This Agreement is valid only if signed by the Executive and received by the Company within twenty-two days (22) days of the date upon which this Agreement is delivered to the Executive. The Executive acknowledges that the Company has provided him the opportunity to review and consider this Agreement for twenty-one (21) days from the date the Company provided the Executive with a copy of this Agreement. If the Executive elects to sign this Agreement before the expiration of the full twenty-one (21) day period, the

Executive acknowledges that the Executive will have chosen, of his own free will without any duress, to waive his right to the full twenty-one (21) day period.

            (b) The Executive may revoke this Agreement within seven (7) days after the Executive executes this Agreement by sending a written notice of revocation to Advanced Accessory Acquisitions, LLC, c/o Castle Harlan, Inc., 150
E. 58th Street, New York, NY 10155, Attn: Marcel Fournier and William M. Pruellage, by any means that will assure delivery of the notice of revocation within the seven-day revocation period. This Agreement becomes effective on the eighth (8th) day after it is executed by both parties, unless it is revoked by the Executive in accordance with this paragraph prior thereto (the "Effective Date").

            (c) The Company hereby advises the Executive to consult with an attorney prior to signing this Agreement.

            (d) The Executive represents and warrants that he fully understands the terms of the Agreement and that he knowingly and voluntarily, of his own free will without any duress, being fully informed, after due deliberation and after sufficient time and opportunity to consult with the counsel of his choice, accepts its terms and signs the same as his own free act. The Executive understands that as a result of entering into the Agreement he will not have the right to assert that the Company unlawfully terminated his employment or violated any rights in connection with his employment. Except as set forth herein, no promises or inducements for the Agreement have been made, and he is entering into the Agreement without reliance upon any statement or representation by any of the Released Parties or any other person, concerning any fact material hereto.

         9. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         10. HEADINGS. The headings in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.

         11. GOVERNING LAW. The Agreement shall be governed by the law of the State of New York, without giving effect to the principles of conflicts of law.

         12. ENTIRE AGREEMENT. The Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes any and all prior agreements or understandings between the parties arising out of or relating to the Executive's employment and the cessation thereof, except for the paragraphs of the Employment Agreement specifically referenced herein. The Agreement may only be changed by written agreement executed by the parties.

         PLEASE READ CAREFULLY BEFORE SIGNING. THIS DOCUMENT
         INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and year first above written.




                                                 /s/ Terence C. Seikel
                                             -------------------------------
                                             Terence C. Seikel


                                             CHAAS HOLDINGS, LLC


                                             By:     /s/ Marcel Fournier
                                                 ---------------------------
                                             Name: Marcel Fournier
                                             Title:

STATE OF    MICHIGAN     )
         -------------

                                ss.:

COUNTY OF   MAGOUB       )
         -------------



         On September 7, 2004 before me, the undersigned, personally appeared Terence C. Seikel personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity without any duress, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of STERLING HEIGHTS, State of MI.


           /s/ Donna M. Wollen
-------------------------------------
                  NOTARY PUBLIC

                            GENERAL RELEASE AGREEMENT


         THIS GENERAL RELEASE AGREEMENT (the "Agreement"), dated __________, 2004, is made by and between CHAAS Holdings, LLC (the "Company") and Terence C. Seikel (the "Executive"). This Agreement is entered into for and in consideration of the mutual covenants, agreements and promises set forth herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged. The parties agree as follows:

         1. RELEASES.

            (a) In consideration of the obligations of the Company as set forth in paragraphs 3(a) through 3(d) of the Separation Agreement between the Executive and the Company, dated September 7, 2004 (the "Separation Agreement"), the Executive agrees to release and discharge the Company, its parent companies, subsidiaries and affiliates, including but not limited to Advanced Accessory Acquisitions, LLC, Castle Harlan, Inc., and Castle Harlan Partners IV, L.P., and their present and former affiliates, affiliated funds, members, members of their boards, partners, directors, officers, shareholders, employees, agents, attorneys, successors and assigns (together, the "Released Parties"), from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever which the Executive, his heirs, executors, administrators and assigns has, or may hereafter have against the Released Parties or any of them arising out of or by reason of any cause, matter or thing whatsoever from the beginning of the world to the date the Agreement is executed, including, without limitation, any and all matters relating to the Executive's employment by the Company and the termination thereof, his employee benefits, the employment agreement between the Executive and CHAAS Acquisitions, LLC, dated April 15, 2003 and all matters arising under any federal, state or local statute, rule, regulation or principle of contract law or common law, including, but not limited to, claims arising under the Age Discrimination in Employment Act, 29 U.S.C. Section 621 ET SEQ., Title VII of the Civil Rights Act of 1964, 42 U.S.C.
Section 2000e ET SEQ., the Fair Labor Standards Act, 29 U.S.C. Section 201 ET SEQ., the Employee Retirement Income Security Act of 1974, 29 U.S.C. Section 1001 ET SEQ., the Reconstruction Era Civil Rights Act, 42 U.S.C. Section 1981 ET SEQ., the Americans with Disabilities Act of 1993, 42 U.S.C. Section 12101 ET SEQ., the Family and Medical Leave Act of 1993, 29 U.S.C. Section 2601 ET SEQ., the New York State Human Rights Law, N.Y. Exec. Law Section 290 ET SEQ., the New York State Labor Law, N.Y. Labor Law Section 1 ET SEQ., the New York City Human Rights Law, N.Y.C. Admin. Code Section 8-107 ET SEQ., the Michigan Civil Rights Act, Mich. Comp. Laws Section 37.2101 ET SEQ., the Michigan Persons with Disabilities Civil Rights Act, Mich. Comp. Laws Section 37.1101 ET SEQ., and the Michigan Minimum Wage Law, Mich. Comp. Law Section 408.381 ET SEQ., all AS AMENDED. Notwithstanding the foregoing, the Executive does not waive any rights
(i) to enforce the terms of the Separation Agreement, (ii) to indemnification pursuant to the constituent documents of the Company or any of its subsidiaries or under applicable law, (iii) to the Executive's vested benefits under any employee benefit plan, or (iv) to any rights of the Executive under the operating agreement of the Company (as in effect from time to time) or otherwise as it relates to the Retained Units.

            (b) In consideration of the obligations of the Executive set forth in the Separation Agreement, and other good and valuable consideration to which the Company would not be entitled in the absence of this Agreement, the Company and each of its subsidiaries (collectively, the "CHAAS Parties") release the Executive from any and all manner of actions and causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, agreements, judgments, charges, claims, and demands whatsoever which the CHAAS Parties or any of them has against the Executive arising out of or by reason of any cause, matter or thing whatsoever from the beginning of time to the date this Agreement is executed, but solely to the extent any of the foregoing (i) relate to the Executive's employment by the CHAAS Parties and his service as an officer, director or manager of any of the CHAAS Parties and (ii) relate to facts, allegations or circumstances that are known by the members of the board of managers of the Company (other than the Executive). Notwithstanding the foregoing, none of the CHAAS Parties waives any rights (i) to enforce the terms of the Separation Agreement, (ii) under the operating agreement of the Company (as in effect from time to time) or otherwise as it relates to the Retained Units, (iii) to enforce against the Executive any agreement or instrument entered into by or on behalf of the Executive, in his capacity as a former holder of equity interests in Advanced Accessory Systems, LLC ("AAS"), in connection with the sale of AAS to the Company on April 15, 2003 and (iv) for claims for fraud, willful misconduct or gross negligence on the part of the Executive.

         2. Effective Date.

            (a) This Agreement is valid only if signed by Executive no sooner than the date on which Executive's employment duly and effectively terminated (the "Separation Date") and no later than five (5) business days after the Separation Date. The Executive acknowledges that the Company has provided him the opportunity to review and consider this Agreement for twenty-one (21) days from the date the Company provided the Executive with a copy of this Agreement.

            (b) The Executive may revoke this Agreement within seven (7) days after the Executive executes this Agreement by sending a written notice of revocation to Advanced Accessory Acquisitions, LLC, c/o Castle Harlan, Inc., 150
E. 58th Street, New York, NY 10155, Attn: Marcel Fournier and William M. Pruellage, by any means that will assure delivery of the notice of revocation within the seven-day revocation period. This Agreement becomes effective on the eighth (8th) day after it is executed by both parties, unless it is revoked by the Executive in accordance with this paragraph prior thereto (the "Effective Date").

            (c) The Company hereby advises the Executive to consult with an attorney prior to signing this Agreement.

            (d) The Executive represents and warrants that he fully understands the terms of the Agreement and that he knowingly and voluntarily, of his own free will without any duress, being fully informed, after due deliberation and after sufficient time and opportunity to consult with the counsel of his choice, accepts its terms and signs the same as his own free act. The Executive understands that as a result of entering into the Agreement he will not have the right to assert that the Company or any of its subsidiaries unlawfully terminated his employment or violated any rights in connection with his employment. Except as set forth herein, no promises or inducements for the Agreement have been made, and he is entering into the Agreement without reliance upon any statement or representation by any of the Released Parties or any other person, concerning any fact material hereto.

         3. COMPANY PROPERTY. The Executive hereby confirms that he has returned to the Company on or prior to the Separation Date, all originals and copies of materials, records, files, memoranda, documents, computer related information or equipment, or any other item relating to the business of the Company or any affiliate, including, but not limited to, credit cards, security key cards, telephone cards, car service cards, computer software or hardware, Company identification cards, Company records and copies of records, correspondence or books or manuals issued by the Company or any of its subsidiaries. The Executive also warrants that he has no debts to the Company or any of its subsidiaries, and none of the Company nor any of its subsidiaries is indebted to him, other than under the terms of the Separation Agreement and for the reimbursement of expenses incurred by the Executive prior to the Separation Date in the ordinary course and consistent with policies of the Company and its subsidiaries.

         4. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

         5. HEADINGS. The headings in this Agreement are included for convenience of reference only and shall not affect the interpretation of this Agreement.

         6. GOVERNING LAW. The Agreement shall be governed by the law of the State of New York, without giving effect to the principles of conflicts of law.

         PLEASE READ CAREFULLY BEFORE SIGNING. THIS DOCUMENT
         INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the day and year first above written.

                                             -------------------------------
                                             Terence C. Seikel

                                             CHAAS HOLDINGS, LLC


                                             By:
                                                 ---------------------------
                                             Name:
                                             Title:

STATE OF                 )
         -------------

                                ss.:

COUNTY OF                )
         -------------



         On ______ __, 2004 before me, the undersigned, personally appeared Terence C. Seikel personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity without any duress, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument, and that such individual made such appearance before the undersigned in the City of ______________, State of ____________.




--------------------------------------------
                         NOTARY PUBLIC